UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 5, 2020

NUTANIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150
San Jose, California 95110
(Address of principal executive offices, including zip code)

(408) 216-8360
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On May 5, 2020, Nutanix, Inc. (the “Company”) issued a press release announcing certain of the Company’s preliminary, unaudited financial results for its third fiscal quarter ended April 30, 2020 (“Q3”) and that the Company was withdrawing its previously issued financial guidance for the fiscal year ending July 31, 2020 (the “FY20 Guidance”) due to the uncertainties arising from the COVID-19 pandemic.  The press release also announced that the Company will hold a conference call at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time on Wednesday, May 27, 2020 to discuss the Company’s final Q3 financial results.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information provided pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) thereunder, or the Exchange Act or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 7.01. Regulation FD Disclosure

As part of its Investor Day 2019 event held on March 20, 2019, the Company provided a business model for the calendar year ending December 31, 2021 (“CY21”) that, among other targets, included a $3 billion software and support billings target for CY21 (collectively, the “CY21 Business Model Targets”). As described in the risk factors contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2020, filed with the SEC on March 5, 2020, the Company is unable to predict the extent of the impact of the global COVID-19 pandemic on its business, financial performance and results of operations. As a result of this uncertainty and the Company’s decision to withdraw the FY20 Guidance, the Company is also withdrawing the CY21 Business Model Targets.

The information provided pursuant to Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the rules and regulations of the SEC thereunder, or the Exchange Act or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Nutanix, Inc. on May 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date:	May 5, 2020	By:	/s/ Duston M. Williams
Duston M. Williams
Chief Financial Officer